UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                  Date of Event Requiring Report: May 10, 2002


                           FAR EAST ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)

            0-32455                             88-0459590
      (Commission File Number)      (IRS Employer Identification Number)


        400 N. Sam Houston Parkway East, Suite 205, Houston, Texas 77060
                    (Address of principal executive offices)

                                 (713) 586-1900
              (Registrant's telephone number, including area code)

Item 4.     Changes in Registrant's Certifying Accountant

      On May 10, 2002, the board of directors of Far East Energy Corporation (the "Company") appointed Payne, Falkner, Smith & Jones, P.C. as the Company's independent auditor for the fiscal year ended December 31, 2002. This appointment represents a change in the Company's auditor from De Visser & Gray. There was no disagreement with, resignation by, or dismissal of De Visser & Gray. This change was prompted by the move of the Company's principal executive office from Vancouver, B.C., Canada to Houston, Texas. De Visser & Gray's report on the Company's financial statements for the past two (2) years has not contained an adverse opinion or disclaimer of opinion, and has not been modified as to uncertainty, audit scope, or accounting principles. There were no disagreements with De Visser & Gray on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

      De Visser & Gray has reviewed the disclosure in this Form 8-K required by
Item 304 of Regulation S-B, and has furnished the Company with a letter addressed to the Commission stating that it agrees with the statements made by the Company herein. The letter has been attached hereto as an exhibit.

                                  SIGNATURES

      Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated this 14th day of May, 2002.

                                    Far East Energy Corporation


                              By:   /s/ John Springsteen
                                    ------------------------------------------
                                    John Springsteen, Vice President and Chief
                                    Financial Officer


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


                              INDEX TO EXHIBITS


EXHIBIT     PAGE
NO.         NO.         DESCRIPTION

16          4           Letter on Change in Certifying Accountant

                                                                    Exhibit 16

                                 DE VISSER GRAY
                             CHARTERED ACCOUNTANTS

                                                    401 - 905 West Pender Street
                                                            Vancouver, BC Canada
                                                                         V6C 1L6

                                                             Tel: (604) 687-5447
                                                             Fax: (604) 687-6737



May 14, 2002

United States Securities and Exchange Commission
Washington, D.C.
20549

Dear Sirs:

RE:     FAR EAST ENERGY CORPORATION

We were previously principal accountants for Far East Energy Corporation ("Far East") and have reported on the financial statements of Far East as of and for the two years ended December 31, 2001 and 2000. On May 10, 2002, we were dismissed as principal accountants of Far East. During the two most recent fiscal years and interim period, there have been no disagreements between Far East and De Visser Gray on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures or any reportable evetns. De Visser Gray's report on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

We agree with the statements made in Item 4 Changes in Registrant's Certifying Accountant filed in Far East's Form 8K dated May 14, 2002.

Sincerely,

DE VISSER GRAY


/s/ Peter de Visser
Peter de Visser, CA

PdV/jc
Fee 5-14-02 COA.wpd











                  A partnership of incorporated professionals



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